EXHIBIT 10(A)

                            WRITTEN CONSENT OF
                            EDWIN L. KERR, ESQ




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To Whom It May Concern:

       I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 33-87376) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.

                                      Very truly yours,

Dated July 15, 1999                   /s/  Edwin L. Kerr
                                      -------------------
                                      Edwi L. Kerr, Counsel
                                      PHL Variable Insurance Company